UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2024
AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact name of registrant as specified in its charter)

American Homes 4 Rent	Maryland	001-36013	46-1229660
American Homes 4 Rent, L.P.	Delaware	333-221878-02	80-0860173
	(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Pilot Road
Las Vegas, Nevada 89119
(Address of principal executive offices) (Zip Code)
(805) 413-5300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered

Class A common shares of beneficial interest, $.01 par value	AMH	New York Stock Exchange
Series G perpetual preferred shares of beneficial interest, $.01 par value	AMH-G	New York Stock Exchange
Series H perpetual preferred shares of beneficial interest, $.01 par value	AMH-H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 10, 2024, American Homes 4 Rent (“AMH” or the “Company”) held its virtual-only 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the meeting, the Company’s shareholders voted on three proposals and cast their votes as described below. These proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on March 29, 2024.

Proposal 1:
The Company’s shareholders elected twelve individuals to the Board for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew J. Hart	360,977,868	9,271,982	1,238,839	7,490,946
David P. Singelyn	371,173,499	207,035	108,155	7,490,946
Douglas N. Benham	358,678,837	12,449,180	360,672	7,490,946
Jack Corrigan	370,403,082	977,171	108,436	7,490,946
David Goldberg	370,797,763	580,077	110,849	7,490,946
Tamara H. Gustavson	371,148,475	233,559	106,655	7,490,946
Michelle C. Kerrick	370,969,320	410,650	108,719	7,490,946
James H. Kropp	359,880,211	11,498,250	110,228	7,490,946
Lynn C. Swann	360,996,544	10,131,293	360,852	7,490,946
Winifred M. Webb	357,005,881	14,374,289	108,519	7,490,946
Jay Willoughby	370,694,132	685,417	109,140	7,490,946
Matthew R. Zaist	332,026,952	39,351,666	110,071	7,490,946

Proposal 2:
The Company’s shareholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
377,106,232	1,797,266	76,137	—

Proposal 3:
The Company’s shareholders approved, on an advisory basis, the named executive officer compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
360,334,963	11,055,606	98,120	7,490,946

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 10, 2024

AMERICAN HOMES 4 RENT

By:	/s/ Sara H. Vogt-Lowell
Sara H. Vogt-Lowell
Chief Legal Officer and Secretary

AMERICAN HOMES 4 RENT, L.P.

By:	American Homes 4 Rent, its General Partner

By:	/s/ Sara H. Vogt-Lowell
Sara H. Vogt-Lowell
Chief Legal Officer and Secretary